UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Annual Report	October 31, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 877-924-4766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-924-4766. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Chiron Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

MANAGEMENT DISCUSSION

2020 was truly unprecedented historically and perhaps beyond words for those tasked to try to describe or provide context to it. In contrast to 2019, when the market story centered on the straightforward liquidity versus fundamentals narrative, last year investors had to embrace the pivot of the U.S. Federal Reserve and other global central banks. It was the thing to get right and proved more beneficial to returns over taking the time to commit to some in-depth fundamental analysis of the underlying global economy. As we ended 2019, the Fed stayed on hold, ending a year of significant global central bank support, which boosted risk asset prices (and several equity indexes) to record highs.

Global markets started 2020 positively with the signing of a phase one trade deal between the U.S. and China. In January, the Fed held steady on rates and U.S. GDP was stable but below target. The first two weeks of January saw record inflows to U.S. Treasuries. With the negative turn in sentiment, U.S. and European government bond returns were positive, as was gold. Global central banks remained accommodative and economic data showed signs of improvement globally. By February, the COVID-19 outbreak took center stage, replacing trade as the global financial market’s heavyweight worry. Fear of a worldwide slowdown and prolonged supply chain issues rocked markets.

Volatility increased and continued through March and by quarter-end, we witnessed the worst first quarter for the Dow Jones in its 124-year history and unemployment claims skyrocketed. The CARES Act, which amounted to roughly 9% of U.S. GDP, was signed into law. Though both the Dow Jones and S&P 500 rebounded somewhat from their respective lows during the month, they experienced their worst month since October 2008. In April, global financial markets rebounded to begin Q2, with the risk-on rally happening early in the month. Central bank purchases were aggressive and global yields lifted off historic lows. The Fed’s intervention helped to calm markets, restore liquidity and strengthen functionality. Though COVID-19 continued to dominate the news cycle and market action in May, the conversation has shifted from containment to how countries would relax their lockdowns and the potential effect on their economies. The stock market’s move higher came against a backdrop of weak economic data. In Europe, the EU recovery plan started to take shape, virus infection rates were down considerably, and bond spreads between Germany and peripheral countries came in.

Global financial markets extended their rebound in June to finish the quarter on a positive note. Markets seesawed higher and lower on positive or negative pandemic news in June. The S&P 500 had its best quarter in over 20 years, and each sector experienced gains in the quarter. The June 16 Federal Open Market Committee meeting minutes showed the Fed’s disinclination toward yield curve control as a policy option. With some exceptions, global equity markets were broadly positive for July, though economic data confirmed the downturn’s depth in the second quarter. Fixed income was positive in July, gold hit a new record high and the U.S. Dollar Currency Index (DXY), which measures the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

greenback’s strength against six major currencies, declined during the month. The Fed signaled that it would keep rates low for the foreseeable future, and while Congress debated, it was unable to extend unemployment benefits. European stocks were positive for July as the EU finally passed a stimulus bill financed with a common cross-border bond.

By August, the S&P 500 reached a new all-time high, recovering with great speed from the deep decline that took place during the pandemic sell-off. The Fed announced that it would now focus on average inflation targeting and take a long-term supportive stance. There was a rise in long-term yields in fixed income due to the Fed’s new accommodative policy. The U.S. dollar (as measured by the DXY) continued to weaken in August. The market seemed to continue to embrace August’s gains after the S&P 500 recorded an all-time high on September 2. However, both the S&P 500 and the Nasdaq were negative for September. At month-end, volatility (as measured by the Chicago Board Options Exchange’s CBOE Volatility Index) was close to twice the average since the Global Financial Crisis.

U.S. and European financial markets finished in negative territory for October, whereas emerging markets finished positive for the month. Market volatility picked up due to a spike in COVID-19 cases globally and anxiety regarding the U.S. presidential election outcome. U.S. Treasuries rose modestly for the month. Though U.S. daily virus cases rose steadily during October, 29 states had fully reopened. GDP surged in the third quarter, mainly on the back of a big jump in consumer spending, and U.S. manufacturing activity also accelerated in October. The prevailing and all-consuming narrative for 2020 was the global pandemic and all that has come with it. The massive and violent market drawdown was met head-on and countered with an equally colossal policy response. Markets propelled upward and participants, given the news of a vaccine, began to look beyond their existing environment to the back half of 2021. They saw a return to some form of normalcy and moved to tag a stock’s price to that outcome.

At Chiron, we pride ourselves on being dynamic and understanding the game the market is rewarding. It is essential to understand what is driving investors’ focus. Given the low-rate environment, investors’ cash-flow focus intensified in 2020. They severely discounted valuations and put a premium on companies that could produce a credible yield and provide stability to show compounding cash flow out into the future. Even after the downturn in March, they held onto assets that they owned coming into 2020 and were not prepared to embrace cyclicality and start a new cycle. Traditional value did not catch on as investors were wary of these stocks’ ability to defend and grow the dividend without a healthy cash flow story. This low-rate environment is not a phenomenon that any current investors have ever experienced. It is a cycle with a twist. Investors will demand cash flow until GDP picks up to support value stocks.

Fiscal year 2020 proved, despite everything, to be a good year for active fundamental managers. If you knew what to focus on and where to look, you had to have the conviction to go there when others hesitated. We exited 2019 making the argument for

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

active management and pointed to the problematic crowding in stocks that populate the top of the indexes, especially in the U.S. We pointed out that this crowding behavior was okay on the way in, but it can be problematic on the way out. As we end fiscal year 2020, we believe that all the pandemic’s pricing disconnects have provided a fertile feeding ground for active management. We see our ability to move dynamically in these fast-moving markets as having increased relevance to the Fund shareholders.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
October 31, 2020 (Unaudited)

Chiron Capital Allocation Fund

How Did the Fund Perform?

As of October 31, 2020, Chiron Capital Allocation Fund (Class I) generated a one-year return of 7.10%, outperforming its benchmark return of 6.03% by 107 basis points. The Fund’s benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. While we do measure the Fund against a blended benchmark, we do not manage to it. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work worldwide, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security-by-security basis when opportunities arise. 2020 was a positive year for the Fund, as its persistent overweight to equities and underweight to credit led to outperformance relative to the referenced benchmark. The Fund’s positioning was focused on opportunistically deploying capital for the majority of 2020, which ultimately led to relative outperformance on an absolute basis.

What Factors Influenced Performance?

The Fund entered the fiscal year with an underweight allocation to equities and an underweight to emerging markets equities, relative to its benchmark. Our lack of positioning in developed markets growth equities and declines in our fixed income portfolio were a drag on performance for the final three months of 2019. As we entered 2020, Chiron’s Domain Indicator had moved to predominantly Value readings throughout the world. In February, we took up our equity weight and decreased our allocation to fixed income. Given the growing unease about the early onset of COVID-19, we reduced our equity and added gold-related holdings and equity hedging heading into March. This risk reduction helped but did not stop us from underperforming our benchmark during the sell-off. We remained overweight to the benchmark in equities and underweight in fixed income in March, with relatively higher cash levels to allow us to be both defensive and opportunistic if necessary.

April’s rebound from March lows was extraordinary. We saw the highest Domain readings in the U.S. – High Growth – since the Global Financial Crisis. We responded by taking risk-off. In May,

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
October 31, 2020 (Unaudited)

we further tempered our value tilt and reduced our pro-cyclical stance. By June, it was evident that central banks globally would use their full firepower to keep government and corporate borrowing at a low cost. We responded by increasing our overall equity allocation in June and throughout the second quarter. We decreased our cyclical exposure, went up in market-cap size and increased our exposure to North America. By July, the Fund’s core had a secular growth feel to it. We acknowledged that a broader allocation to cyclical stocks would depend on a pickup in the yield curve. We positioned the Fund to be overweight to the U.S. and Chinese markets. The Fund added idiosyncratic positioning through exposure to select European industrials, global video gaming and online gambling.

In September, we decreased the net equity weight and altered our sector weights. We added some hedging at the index level globally, with an emphasis on the U.S. markets. We brought down the weight in names that had a run-up in valuation. We increased our overall fixed income allocation and added substantially to our U.S. government bonds position. Finishing out the fiscal year in October, we tacked back toward our 60/40 benchmark given the uptick in volatility. While our fixed income exposure was unchanged, we continued to take a more cyclical/reopen tilt with equities, adding to Consumer Discretionary and Materials and reducing our Information Technology exposure. We were bar-belling value and growth in the portfolio.

For fiscal year 2020, we had positive returns from Equities, Fixed Income and Precious Metals, while our Dispute Hedge, Long Index Hedge, Fixed Income Hedging and Currency returns detracted from performance. The Fund was positioned above benchmark weight in equities and below benchmark weight in fixed income for the fiscal year. We outperformed relative to our equity benchmark while underperforming in fixed income. In fixed income, we underperformed in government and securitized loans while outperforming in corporate bonds.

By sector, Consumer Discretionary, Communication Services and Information Technology were the leading contributors to return, while Financials, Energy and Consumer Staples detracted from performance. In developed markets, the U.S., Ireland, and Switzerland were the leading contributors, while France, Germany and the U.K. were the lead detractors. Within emerging markets, China, Taiwan and Mexico were the leading contributors, while Russia, Brazil and South Korea were the leading detractors.

Portfolio Positioning

Over the past 12 months, the Fund’s net equity allocation rose to 64.1% from 44.2% as of the prior year-end. The Fund’s fixed income asset allocation decreased to 26.9% from 32.9%, and the Fund’s cash position stood at 4.1% compared to 6.3%.

At the onset of 2020, our quantamental investment process identified a Value Domain in both developed and emerging markets. In response, we increased our allocation to net equities and within the equity allocation, we took a value/cyclical tilt coming into 2020

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
CAPITAL ALLOCATION FUND
October 31, 2020 (Unaudited)

that morphed into a more barbell value and growth mix after the first calendar quarter in 2020. We maintained this stance for the remainder of the fiscal year. Conversely, we took an underweight position throughout the year in fixed income. On a regional basis, the Fund’s allocation to developed markets (North America, Asia, Europe, the U.K.) decreased from 81.5% to 75.8% of equity holdings. Emerging markets grew to 24.2% from 18.5% of equity holdings on October 31, 2019.

On a sector basis, compared to the prior year-end, the Fund’s largest weightings as a percentage of net assets were in the Industrials sector (25.8% of equity assets, up from 6.9%), Consumer Discretionary (23.0% of equity assets, up from 14.6%), Communication Services (17.1% of equity assets, up from 12.9%). The Fund’s Health Care, Financials and Energy weightings decreased. The Fund took a barbell approach to value and growth after Q1, tilted to the reopen trade in Q2 and gradually added more cyclicality in the fall.

In fixed income, we lowered the Fund’s net fixed income allocation to 26.9% of total net assets from 32.9% as of the prior fiscal year-end, reducing our weighting in government bond exposure to the U.S. government and credit in general. We did this to exploit more compelling opportunities in equities in our work. We maintained the Fund’s weighting in other fixed income instruments (outside of U.S. government bonds) to less than 2.5% of net assets.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2020 (Unaudited)

Chiron SMid Opportunities Fund

Fund Performance

The Chiron SMid Opportunities Fund (Fund) generated a negative one-year return of -5.24%, compared to the MSCI ACWI SMID Cap Index (benchmark) positive return of 0.61%. The Fund’s underperformance resulted from the portfolio’s tilting to more cyclical sectors like Energy, Financials and Industrials and underperformance relative to the benchmark in those sectors. During the Fund’s fiscal year, growth continued to dominate until the final months, where we started to see a more cyclical rotation. Markets rallied from the March lows but remained mostly large-cap issuer focused, with global central banks standing front and center, willing to support if needed. It was another year where global small-mid cap stocks underperformed large-cap stocks and value meaningfully underperformed growth. The S&P 500 returned 9.71% versus a 0.14% loss for the Russell 2000 Index and the Russell 2000 Growth Index rose 13.37% versus a 13.92% loss for the Russell 2000 Value Index.

Key Sectors and Countries

The Fund’s most significant sector weights at year-end as a percentage of net assets included Consumer Discretionary at 21.3%, Materials at 16.2% (including a 2.9% allocation to gold miners), Industrials at 15.2%, and Information Technology at 12.3%. Communication Services, Materials, and Consumer Discretionary were the Fund’s largest sector overweights relative to the benchmark. Communication Services, Information Technology and Materials were the leading contributors to the Fund’s return, whereas Energy, Financials, and Industrial sectors were the leading detractors. Regionally, Developed Market stocks, led by Australia, Germany, and Canada, were the leading contributors to return. Japan, U.S. and Spain were the leading detractors from performance. In Emerging Markets, Taiwan and Brazil were positive contributors to performance, while Cambodia, Indonesia and South Korea were the leading detractors. The Fund’s allocation by Region at year-end was 45.9% in North America, 13.2% in Europe, 10.5% in Emerging Markets, and 20.7% in Asia, with 1.7% in the U.K.

Our Process and Positioning

As we entered 2020, we wanted to be mindful of our quant work, as Chiron’s Domain Model had pushed into Value across most major countries. This valuation opportunity in cyclical stocks was not surprising given the set up of the global economy at that time. Though a pickup in global growth was necessary for sustained outperformance, many sectors and countries were priced provocatively relative to history. After the market sell-off in March, small- and mid-cap stocks were trading at multi-year valuation lows relative to large-cap stocks. This valuation set up was not surprising, given risk-off sentiment. Any acceleration in global growth from that starting point would have been extremely beneficial to small and mid-size companies that would have benefited from a possible reflation trade. By the end of Q2, our fundamental view and quantitative indicators were

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2020 (Unaudited)

more closely aligned on a longer-term basis than in the recent past. We remained keenly focused on individual equities with strong cash flow, quality balance sheets and global competitive advantages. As the Fund’s fiscal year ended, the Fund was cyclically fully invested and we do not anticipate becoming more aggressive from this point, other than if the market were to sell-off. A lower entry point would allow us to build some tactical positioning.

Outlook

This fiscal year we have experienced is unprecedented for so many reasons, the risk on and off sentiment that investors displayed becomes evident when looking at the World from a size perspective. The Cap Index underperformed the (Net) leading into and during Q1 2020. The Cap Index then led out of the market bottom for April and May, only to underperform large global stocks for the summer months and then outperform in September and October. Throughout this time, given valuations and the opportunity set, the Fund was positioned for value and global cyclicals, underweight to the U.S. and Europe and overweight to Japan and Emerging Markets. We continue not to look beyond the obvious and see the recovery being virus dependent. It is likely not going to be smooth, but we believe we might be coming to the point where we observe some signs of an early cycle handoff to small and mid-cap stocks. At this point, we want to be aggressive and embrace cheap, cyclical, and international. It is at this time in the economic cycle when small and mid-cap equities can start to have sustainable outperformance. We believe that investors are looking past the present to the latter half of 2021, where they believe companies can get back to 2019 earnings. So much capacity has been cut that markets could move fast with the possibility of a quick recovery. As a global investor, in contrast to the last decade, we see exciting opportunities opening up outside the U.S.

Grant Sarris

Portfolio Manager

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility and lower trading volume; international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2020 (Unaudited)

be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By Any Federal Government Agency

Definition of Comparative Indices

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The FTSE World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from a family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg Barclays U.S. Aggregate Bond Index

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Annualized Inception to Date†
Class I	7.10%	1.47%	5.28%
60/40 Blend of MSCI ACWI (Net) and Bloomberg Barclays U.S. Aggregate Bond Index	6.03%	5.71%	6.99%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG	5.81%	5.38%	7.03%
MSCI ACWI (Net)	4.89%	5.52%	8.43%
FTSE WorldBIG	5.88%	4.35%	4.37%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.06%	4.20%

† The Chiron Capital Allocation Fund commenced operations on November 30, 2015.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020 (Unaudited)

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The fee waiver discontinued in 2018. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron SMid Opportunities Fund, Class I Shares, versus the MSCI ACWI SMID Cap (Net) Index

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Annualized Inception to Date†
Class I	-5.24%	1.02%	2.00%
MSCI ACWI SMID Cap
(Net) Index	0.61%	2.22%	2.60%

† The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2020 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Value
Common Stock	87.1%	$469,937,860
Registered Investment Company	2.0	10,974,637
Exchange Traded Fund	2.0	11,086,152
Convertible Bonds	1.7	9,288,767
Preferred Stock	0.4	2,082,482
Corporate Obligation	0.3	1,380,397

Total Investments	93.5	504,750,295
Cash Pledged as Collateral for Futures and Swap Contracts	2.1	11,007,699
Total Other Assets and Liabilities	4.4	23,935,905

Net Assets	100.0%	$539,693,899

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $539,693,899)
COMMON STOCK — 87.1%

	Shares	Fair Value
ARGENTINA — 1.0%
MercadoLibre*	4,315	$5,238,626

AUSTRALIA — 1.5%
Atlassian, Cl A*	42,341	8,113,382

AUSTRIA — 0.6%
OMV	135,303	3,104,328

BRAZIL — 0.8%
Vale ADR, Cl B	425,150	4,493,835

CANADA — 3.3%
Barrick Gold	511,759	13,679,318
Constellation Software	1,223	1,283,852
Lululemon Athletica*	8,592	2,743,340

		17,706,510

CHINA — 13.1%
Alibaba Group Holding*	334,000	12,631,899
Autohome ADR	75,200	7,185,360
China Railway Construction, Cl A	8,649,473	10,753,427
GDS Holdings ADR*	7,893	663,328
Pinduoduo ADR*	69,419	6,246,322
Sany Heavy Industry, Cl A	1,995,645	7,729,170
Tencent Holdings	171,300	13,058,794

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Fair Value
CHINA — (continued)
Weichai Power, Cl A	1,611,620	$3,639,266
Zoomlion Heavy Industry Science and Technology, Cl A	7,837,527	8,656,115

		70,563,681

FRANCE — 2.6%
Peugeot	310,804	5,585,300
Schneider Electric	70,419	8,545,776

		14,131,076

GERMANY — 2.5%
Siemens	115,990	13,603,290

IRELAND — 3.4%
Jazz Pharmaceuticals*	55,455	7,991,066
Ryanair Holdings*	741,563	10,212,760

		18,203,826

JAPAN — 2.0%
Nintendo	19,900	10,830,527

MEXICO — 2.7%
Cemex ADR	1,880,277	7,803,150
Grupo Mexico	2,439,000	6,954,280

		14,757,430

NETHERLANDS — 0.3%
ASML Holding, Cl G	4,191	1,513,831

RUSSIA — 0.5%
Lukoil PJSC ADR	24,954	1,274,151
MMC Norilsk Nickel PJSC ADR	21,508	512,751
Sberbank of Russia PJSC ADR	88,745	896,324

		2,683,226

SOUTH KOREA — 0.5%
POSCO	15,679	2,874,092

SWEDEN — 1.9%
Evolution Gaming Group	134,856	10,017,510

SWITZERLAND — 1.3%
CRISPR Therapeutics*	66,889	6,141,748
TE Connectivity	10,612	1,028,091

		7,169,839

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Fair Value
TAIWAN — 1.0%
Taiwan Semiconductor Manufacturing ADR	64,900	$5,443,163

UNITED STATES — 48.1%
Activision Blizzard	88,217	6,680,674
Allegiant Travel, Cl A	11,429	1,540,172
Amazon.com*	2,002	6,078,372
Apple	47,554	5,176,729
Booking Holdings*	4,375	7,098,438
Cadence Design Systems*	12,093	1,322,611
Caesars Entertainment*	203,603	9,125,486
Caterpillar	10,638	1,670,698
Crowdstrike Holdings, Cl A*	53,055	6,570,331
Cummins	75,463	16,593,559
elf Beauty*	332,506	6,739,896
Estee Lauder, Cl A	37,732	8,288,211
Everi Holdings*	778,438	6,702,351
Facebook, Cl A*	40,346	10,615,436
Fastly, Cl A*	18,872	1,198,561
FedEx	21,765	5,647,364
Freeport-McMoRan	416,444	7,221,139
Lam Research	13,970	4,778,858
LPL Financial Holdings	36,291	2,900,740
LyondellBasell Industries, Cl A	77,176	5,282,697
Monster Beverage*	70,217	5,376,516
Newmont	225,934	14,197,693
NVIDIA	11,923	5,977,715
PayPal Holdings*	7,424	1,381,829
Penn National Gaming*	143,037	7,721,137
Pinterest, Cl A*	167,052	9,847,715
Regeneron Pharmaceuticals*	9,359	5,087,178
Scientific Games*	161,846	5,159,651
ServiceNow*	14,116	7,023,698
Shell Midstream Partners(1)	299,215	2,618,131
Southwest Airlines	440,374	17,407,984
Stanley Black & Decker	49,903	8,293,879
Take-Two Interactive Software*	33,879	5,248,535
Tapestry	422,406	9,390,085
TJX	159,695	8,112,506
T-Mobile US*	114,235	12,516,729
Tyson Foods, Cl A	174,678	9,996,822

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
Zoetis, Cl A	18,288	$2,899,562

		259,489,688

TOTAL COMMON STOCK (Cost $410,977,194)		$469,937,860

REGISTERED INVESTMENT COMPANY — 2.0%

	Shares	Fair Value
UNITED STATES — 2.0% iShares Silver Trust	499,074	10,974,637

TOTAL REGISTERED INVESTMENT COMPANY (Cost $11,113,566)		$10,974,637

EXCHANGE TRADED FUND — 2.0%

	Shares	Fair Value
UNITED STATES — 2.0%
SPDR Gold Shares	62,918	11,086,152

TOTAL EXCHANGE TRADED FUND (Cost $11,211,692)		$11,086,152

CONVERTIBLE BONDS — 1.7%

	Face Amount	Fair Value
ISRAEL — 0.1%
Wix.com CV to 2.4813 0.000%, 08/15/25(A)	$550,000	$537,382

UNITED STATES —1.6% 1Life Healthcare CV to 22.5052 3.000%, 06/15/25	540,000	540,621
Bandwidth CV to 10.9857 0.250%, 03/01/26	265,000	490,600
Chegg CV to 9.2978 0.000%, 09/01/26(A)	550,000	554,797
Cloudflare CV to 26.7187 0.750%, 05/15/25	1,306,000	2,059,779
Datadog CV to 10.8338 0.125%, 06/15/25	410,000	512,336
Okta CV to 4.1912 0.375%, 06/15/26	1,156,000	1,306,481

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

CONVERTIBLE BONDS — continued

	Face Amount	Fair Value
UNITED STATES — (continued)
Penn National Gaming CV to 42.7350 2.750%, 05/15/26	$476,000	$1,169,532
Slack Technologies CV to 32.2630 0.500%, 04/15/25	912,000	1,040,250
Twilio CV to 14.1040 0.250%, 06/01/23	140,000	545,050
Zscaler CV to 6.6315 0.125%, 07/01/25	460,000	531,939

		8,751,385

TOTAL CONVERTIBLE BONDS (Cost $9,727,983)		$9,288,767

PREFERRED STOCK — 0.4%

	Shares	Fair Value
UNITED STATES —0.4%
Broadcom, 8.000%	1,750	$2,082,482

TOTAL PREFERRED STOCK
(Cost $2,251,708)		$2,082,482

CORPORATE OBLIGATION — 0.3%

	Face Amount	Fair Value
UNITED STATES — 0.3%
Acrisure 8.125%, 02/15/24	$1,320,000	$1,380,397

TOTAL CORPORATE OBLIGATION
(Cost $1,407,074)		$1,380,397

TOTAL INVESTMENTS — 93.5%
(Cost $446,689,217)		$504,750,295

PURCHASED OPTIONS(2) — 0.0%

	Contracts	Fair Value
Purchased Options

Total Purchased Options
(Cost $2,576,070)	209,000,000	$65,906

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

WRITTEN OPTION(2) — 0.0%
	Contracts	Fair Value
Written Options

Total Written Options
(Premiums Received $1,234,800)	(140,000,000)	$(4,514)

*	Non-income producing security.
(1)	Security considered Master Limited Partnership. At October 31, 2020, these securities amounted to $2,618,131 or 0.5% of net assets.
(2)	Refer to table below for details on Options Contracts.
(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

PURCHASED OPTIONS — 0.0%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Fair Value
Call Options

UNITED STATES — 0.0%
USD Call CNH*	140,000,000	$2,194,500	$7.20	11/10/20	$17,201
USD Call HKD*	69,000,000	$381,570	$7.80	02/24/21	48,705

Total Purchased Options					$65,906

WRITTEN OPTION — 0.0%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Fair Value
Put Option

UNITED STATES — 0.0%
USD CNH Put*	(140,000,000)	$(1,234,800)	$7.40	11/10/20	$(4,514)

Total Written Options					$(4,514)

^	Represents cost.
*	Non-income producing security.

Open futures contracts held by the Fund at October 31, 2020 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro STOXX 50	(473)	Dec-2020	$(16,434,700)	$(16,300,467)	$(5,928)
Hang Seng Index	(52)	Nov-2020	(8,149,949)	(8,101,670)	49,231
NASDAQ 100 Index E-MINI	(73)	Dec-2020	(16,396,980)	(16,127,525)	269,455
Palladium	5	Jan-2021	1,203,490	1,108,600	(94,890)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Platinum	32	Jan-2021	$1,406,355	$1,357,440	$(48,915)
Russell 2000 Index E-MINI	(211)	Dec-2020	(16,342,906)	(16,213,240)	129,666
S&P 500 Index E-MINI	(255)	Dec-2020	(42,812,355)	(41,624,925)	1,187,430
U.S. 5-Year Treasury Note	338	Jan-2021	42,546,372	42,453,328	(93,044)
U.S. 10-Year Treasury Note	196	Dec-2020	27,329,267	27,090,875	(238,392)
U.S. Long Treasury Bond	362	Dec-2020	63,094,708	62,433,688	(661,020)

			$35,443,302	$36,076,104	$493,593

Open OTC swap agreements held by the Fund at October 31, 2020 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments / Receipts	Net Unrealized Depreciation
Morgan Stanley	Anglo American	Total Return	USD 1M Libor + 100 BPs	At Maturity	10/24/22	$(1,215,164)	$(126,063)	$-	$(126,063)
Morgan Stanley	Impala Platinum	Total Return	USD 1M Libor + 100 BPs	At Maturity	10/24/22	(560,156)	(103,627)	-	(103,627)

						$(1,775,320)	$(229,690)	$-	$(229,690)

ADR — American Depositary Receipt

Cl — Class

CV — Convertible Security

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

OTC — Over the Counter

SPDR — S&P 500 Spider

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$5,238,626	$—	$—	$5,238,626
Australia	8,113,382	—	—	8,113,382
Austria	3,104,328	—	—	3,104,328
Brazil	4,493,835	—	—	4,493,835
Canada	17,706,510	—	—	17,706,510
China	70,563,681	—	—	70,563,681
France	14,131,076	—	—	14,131,076
Germany	13,603,290	—	—	13,603,290
Ireland	18,203,826	—	—	18,203,826
Japan	10,830,527	—	—	10,830,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

Investments in Securities	Level 1	Level 2	Level 3	Total
Mexico	$14,757,430	$—	$—	$14,757,430
Netherlands	1,513,831	—	—	1,513,831
Russia	2,683,226	—	—	2,683,226
South Korea	2,874,092	—	—	2,874,092
Sweden	10,017,510	—	—	10,017,510
Switzerland	7,169,839	—	—	7,169,839
Taiwan	5,443,163	—	—	5,443,163
United States	259,489,688	—	—	259,489,688

Total Common Stock	469,937,860	—	—	469,937,860

Registered Investment Company	10,974,637	—	—	10,974,637

Exchange Traded Fund	11,086,152	—	—	11,086,152

Convertible Bonds	—	9,288,767	—	9,288,767

Corporate Obligation	—	1,380,397	—	1,380,397

Preferred Stock	2,082,482	—	—	2,082,482

Total Investments in Securities	$494,081,131	$10,669,164	$—	$504,750,295

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$65,906	$—	$—	$65,906
Written Options	(4,514)	—	—	(4,514)
Futures Contracts*
Unrealized Appreciation	1,635,782	—	—	1,635,782
Unrealized Depreciation	(1,142,189)	—	—	(1,142,189)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	—	(229,690)	—	(229,690)

Total Other Financial Instruments	$554,985	$ (229,690)	$—	$325,295

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2020

At October 31, 2020, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments

SECTOR WEIGHTINGS
Industrials	22.6%
Consumer Discretionary	20.5%
Materials	16.9%
Communication Services	15.1%
Information Technology	12.0%
Consumer Staples	6.0%
Health Care	4.5%
Energy	1.3%
Financials	1.1%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2020

ASSET WEIGHTINGS (Unaudited)
	% of Net Assets*	Value
Common Stock	95.8%	$7,926,894

Total Investments	95.8	7,926,894
Total Other Assets and Liabilities	4.2	345,639

Net Assets	100.0%	$8,272,533

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $8,272,533)
COMMON STOCK — 95.8%

	Shares	Fair Value
AUSTRALIA — 6.8%
Aristocrat Leisure	7,231	$145,517
Northern Star Resources	19,000	198,323
PointsBet Holdings Pty*	31,500	220,970

		564,810

AUSTRIA —2.7%
BAWAG Group*	6,050	221,248

CAMBODIA — 2.2%
NagaCorp	176,000	181,619

CANADA — 3.8%
Kinross Gold	16,100	128,317
Linamar	5,800	189,589

		317,906

CHINA — 2.0%
CSPC Pharmaceutical Group	154,880	163,221

GERMANY — 7.5%
Covestro	5,300	252,893
KION Group	2,200	171,259
Siltronic	2,050	194,010

		618,162

INDONESIA —1.8%
Bank Tabungan Negara Persero	1,585,300	150,671

IRELAND — 1.1%
ICON*	500	90,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Fair Value
JAPAN — 16.2%
Aisin Seiki	4,400	$132,175
Anritsu	10,000	217,871
Kakaku.com	6,100	161,451
Kanamoto	9,100	186,702
Sankyu	3,600	128,258
Seino Holdings	10,800	139,055
Shizuoka Bank	24,400	163,141
TS Tech	7,700	211,447

		1,340,100

PORTUGAL — 2.0%
NOS SGPS	47,700	163,772

RUSSIA —1.2%
PhosAgro PJSC GDR	8,979	103,438

SOUTH KOREA — 3.2%
Lotte Chemical	1,290	264,889

UNITED KINGDOM — 1.7%
Rightmove	17,120	137,067

UNITED STATES — 43.6%
Akamai Technologies*	1,350	128,412
Alaska Air Group	5,900	223,551
Allison Transmission Holdings	2,456	88,784
CF Industries Holdings	2,100	57,981
Churchill Downs	1,200	178,980
Cirrus Logic*	3,500	241,045
Corteva	10,200	336,396
Dick’s Sporting Goods	1,800	101,970
DraftKings, Cl A*	4,300	152,220
Exelixis*	4,300	88,064
HollyFrontier	7,437	137,659
Lazard, Cl A(1)	6,003	202,121
Pinterest, Cl A*	4,900	288,855
Polaris	2,750	249,865
Post Holdings*	1,078	92,600
Schneider National, Cl B	8,200	180,892
STERIS	1,050	186,050
Timken	2,300	137,310
Universal Display	1,200	237,972
Voya Financial	3,671	175,951

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
Zynga, Cl A*	13,700	$123,163

		3,609,841

TOTAL COMMON STOCK
(Cost $7,904,403)		$7,926,894

TOTAL INVESTMENTS — 95.8%
(Cost $7,904,403)		$7,926,894

*	Non-income producing security.
(1)	Security considered Master Limited Partnership. At October 31, 2020, these securities amounted to $202,121 or 2.4% of net assets.

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

As of October 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

At October 31, 2020, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments

SECTOR WEIGHTINGS
Consumer Discretionary	22.3%
Materials	17.0%
Industrials	15.8%
Information Technology	12.8%
Financials	11.6%
Communication Services	11.0%
Health Care	6.6%
Energy	1.7%
Consumer Staples	1.2%

100.0%

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES
Assets:
Investments, at Fair Value (Cost $446,689,217 and $7,904,403)	$504,750,295	$7,926,894
Options Purchased, at Fair Value (Cost $2,576,070 and $–)	65,906	—
Receivable for Investments Sold	15,123,140	—
Cash	11,238,904	328,995
Collateral for Futures Contracts	10,887,699	—
Receivable for Capital Shares Sold	1,670,766	—
Variation Margin Receivable for Futures Contracts	1,224,083	—
Dividend and Interest Receivable	936,952	14,263
Reclaim Receivable	689,435	11,926
Cash Pledged as Collateral for Swap Contracts	120,000	—
Prepaid Expenses	9,390	14,819

Total Assets	$546,716,570	$8,296,897

Liabilities:
Payable for Investment Securities Purchased	$5,296,469	$—
Payable for Capital Shares Redeemed	589,812	—
Payable Due to Adviser	449,256	5
Variation Margin Payable for Futures Contracts	245,192	—
OTC Swap Contracts, at Fair Value	229,690	—
Payable Due to Administrator	39,359	609
Payable Due to Transfer Agent	67,962	7,996
Payable for Printing Fees	36,006	567
Payable for Professional Fees	27,057	12,604
Written Options, at Fair Value (Premiums Received $1,234,800 and $–)	4,514	—
Chief Compliance Officer Fees Payable	2,930	46
Payable Due to Trustees	1,499	26
Foreign Currency Payable Due to Custodian	5,508	—
Other Accrued Expenses and Other Payables	27,417	2,511

Total Liabilities	$7,022,671	$24,364

Net Assets	$539,693,899	$8,272,533

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES (concluded)
Net Assets Consist of:
Paid-in Capital	$636,620,922	$8,753,441
Total Distributable Loss	(96,927,023)	(480,908)

Net Assets	$539,693,899	$8,272,533

Class I Shares:
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	43,659,290	805,091

Net Asset Value, Offering and Redemption Price Per Share	$12.36	$10.28

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

STATEMENTS OF OPERATIONS
Investment Income:
Dividends	$16,351,878	$175,853
Dividends from Master Limited Partnerships	—	27,175
Interest	4,651,909	2,449
Less: Foreign Taxes Withheld	(1,060,296)	(15,082)

Total Investment Income	19,943,491	190,395

Expenses:
Investment Advisory Fees	8,232,280	82,424
Administration Fees	669,893	7,264
Trustees’ Fees	23,545	247
Chief Compliance Officer Fees	8,012	1,208
Transfer Agent Fees	430,020	39,533
Professional Fees	125,855	26,170
Printing Fees	86,279	2,743
Custodian Fees	57,151	3,725
Registration and Filing Fees	50,179	22,256
Pricing Fees	9,732	2,143
Other Expenses	65,182	1,419

Total Expenses	9,758,128	189,132

Less:
Investment Advisory Fee Waiver	—	(79,282)

Net Expenses	9,758,128	109,850

Net Investment Income	10,185,363	80,545

Net Realized Gain/(Loss) on:
Investments	(35,038,903)	(622,706)
Options	(4,171,239)	—
Futures Contracts	3,983,856	19,725
Swap Contracts	(17,029,281)	65,028
Foreign Currency Transactions	(1,082,228)	(5,407)
Forward Currency Contracts	(753,511)	2,922

Net Realized Loss	(54,091,306)	(540,438)

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	17,284,729	(505,205)
Options	66,633	—
Futures Contracts	493,593	—
Swap Contracts	806,555	(35,902)
Foreign Currency Translation	48,166	273
Forward Currency Contracts	613,860	—

Net Change in Unrealized Appreciation (Depreciation)	19,313,536	(540,834)

Net Realized and Unrealized Loss on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(34,777,770)	(1,081,272)

Net Decrease in Net Assets Resulting from Operations	$(24,592,407)	$(1,000,727)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019

Operations:
Net Investment Income	$10,185,363	$21,384,759
Net Realized Loss on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(54,091,306)	(72,238,316)
Net Change in Unrealized Appreciation on Investments, Options, Futures Contracts and Swap Contracts	18,651,510	88,810,584
Net Change in Unrealized Appreciation/(Depreciation) on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	662,026	(15,155)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(24,592,407)	37,941,872

Distributions	(7,925,706)	(17,704,694)

Return of Capital	—	(2,427,613)

Capital Share Transactions:
Issued	137,568,110	409,080,033
Reinvestment of Dividends	5,838,849	14,395,655
Redeemed	(951,450,991)	(1,225,881,036)

Net Decrease in Net Assets from Capital Share Transactions	(808,044,032)	(802,405,348)

Total Decrease in Net Assets	(840,562,145)	(784,595,783)

Net Assets:
Beginning of Year	1,380,256,044	2,164,851,827

End of Year	$539,693,899	$1,380,256,044

Share Transactions:
Issued	11,986,348	35,987,363
Reinvestment of Distributions	525,011	1,262,394
Redeemed	(87,549,670)	(108,393,640)

Net Decrease in Shares Outstanding from Share Transactions	(75,038,311)	(71,143,883)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019

Operations:
Net Investment Income	$80,545	$136,217
Net Realized Loss on Investments, Swap Contracts and Foreign Currency Transactions	(540,438)	(71,677)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(541,107)	716,218
Net Change in Unrealized Appreciation (Depreciation) on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	273	(2,934)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,000,727)	777,824

Distributions	(51,843)	(283,328)

Capital Share Transactions:
Issued	131,144	3,531,887
Reinvestment of Dividends	51,843	283,328
Redeemed	(2,363,336)	(2,258,320)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,180,349)	1,556,895

Total Increase (Decrease) in Net Assets	(3,232,919)	2,051,391

Net Assets:
Beginning of Period	11,505,452	9,454,061

End of Period	$8,272,533	$11,505,452

Share Transactions:
Issued	13,096	338,439
Reinvestment of Distributions	4,675	29,817
Redeemed	(268,311)	(219,603)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(250,540)	148,653

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

Class I Shares

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2017		Period Ended October 31, 2016*
Net Asset Value, Beginning of Year/Period	$11.63	$11.40	$12.19		$10.40		$10.00

Income from Investment Operations:
Net Investment Income**	0.13	0.15	0.18		0.11		0.11
Net Realized and Unrealized Gain (Loss)	0.68‡‡	0.23	(0.86)		1.76		0.34

Total from Investment Operations	0.81	0.38	(0.68)		1.87		0.45

Dividends and Distributions:
Net Investment Income	(0.08)	(0.13)	(0.11)		(0.08)		(0.05)

Return of Capital	–	(0.02)	(0.00)^		(0.00)^		(0.00)

Total Dividends and Distributions	(0.08)	(0.15)	(0.11)		(0.08)		(0.05)

Net Asset Value, End of Year/Period	$12.36	$11.63	$11.40		$12.19		$10.40

Total Return	7.10%	3.36%	(5.62)%		18.01%	‡	4.47%†‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$539,694	$1,380,256	$2,164,852		$1,365,630		$161,103
Ratio of Expenses to Average Net Assets	1.13%	1.10%	1.12%	#	1.13%		1.15%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.13%	1.10%	1.10%		1.15%		1.69%††
Ratio of Net Investment Income to Average Net Assets	1.18%	1.31%	1.48%		0.95%		1.19%††
Portfolio Turnover Rate	202%	161%	145%		161%		187%†

*	Commenced operations on November 30, 2015.
**	Per share calculations were performed using average shares for the period.
^	Includes a return of capital of less than $(0.01) per share.
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡‡

The amount shown for the year ended October 31, 2020, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

#	Ratio includes previously waived investment advisory fees recovered.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

Class I Shares

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017*
Net Asset Value, Beginning of Year/Period	$10.90	$10.42	$10.31	$10.00

Income from Investment Operations:
Net Investment Income**	0.09	0.13	0.07	(0.00)^
Net Realized and Unrealized Gain (Loss)	(0.66)	0.62	0.04	0.31

Total from Investment Operations	(0.57)	0.75	0.11	0.31

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	(0.00)^	–

Capital Gains	–	(0.20)	–	–

Total Dividends and Distributions	(0.05)	(0.27)	(0.00)^	–

Net Asset Value, End of Year/Period	$10.28	$10.90	$10.42	$10.31

Total Return	(5.24)%	7.65%	1.08%	3.10%†

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,273	$11,505	$9,454	$4,532
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.07%	2.06%	2.81%	9.86%††
Ratio of Net Investment Income to Average Net Assets	0.88%	1.26%	0.64%	(0.49)%††
Portfolio Turnover Rate	91%	100%	171%	4%†

*	Commenced operations on October 2, 2017.
**	Per share calculations were performed using average shares for the period.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
‡

Return does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Value is less than $(0.01) per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the Chiron SMid Opportunities Fund is long-term capital appreciation by pursuing a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Chiron Capital Allocation Fund commenced operations on November 30, 2015. The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

Effective February 28, 2020, Franklin Square Holdings, L.P. (FSH) completed its acquisition with Chiron Global Investors, LLC, the corporate parent of Chiron Investment Management, LLC (Chiron), of one-hundred percent (100%) of the issued and outstanding equity interests of Chiron. Chiron now operates as a wholly owned subsidiary of FSH.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2020.

Futures Contracts — The Funds utilized futures contracts during the year ended October 31, 2020. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The Chiron SMid Opportunities Fund did not hold any futures contracts as of the year ended October 31, 2020.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps equity swaps contracts and credit default swaps. To the extent consistent with its investment objective and strategies, the Funds may use swap contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2020, the Funds have entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. As of October 31, 2020, the Chiron Capital Allocation Fund’s swap agreements were with one counterparty. As of October 31, 2020, the Chiron SMid Opportunities Fund did not enter into any swap agreements.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Funds may use options for tactical hedging purposes as well as to enhance the Funds’ returns. Additionally, the Funds may use options to create long or short equity exposure without investing directly in equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Chiron Capital Allocation Fund held written/purchased options contracts as of and during the year ended October 31, 2020.

The Chiron SMid Opportunities Fund did not hold any written/purchased options contracts as of and during the year ended October 31, 2020.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Credit Derivatives:

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

4. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2020, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Chiron Capital Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$-		Net Assets — Unrealized depreciation on futures contracts	$992,456
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	-	†	Net Assets — Unrealized depreciation on swap contracts	229,690	†
	on futures contracts	1,635,782	*	on futures contracts	5,928	*
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	-	*	Net Assets — Unrealized depreciation on futures contracts	143,805	*
Foreign exchange contracts	Net Assets — Unrealized appreciation Purchased options /swaptions contracts, at Value	65,906		Net Assets — Unrealized depreciation Written options /swaptions contracts, at Value	4,514

Total		$1,701,688			$1,376,393

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2020, were as follows:

The amount of realized gain/(loss) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(2,433,263)	$-	-	$-	$-	$(2,433,263)
Foreign exchange contracts	36,500	(753,511)	-	(843,806)	305,226	(1,255,591)
Equity contracts	5,529,830	-	(14,920,665)	(3,031,883)	(600,776)	(13,023,494)
Credit contracts	-	-	(2,108,616)	-	-	(2,108,616)
Commodity contracts	850,789	-	-	-	-	850,789
Total	$3,983,856	$(753,511)	$(17,029,281)	$(3,875,689)	$(295,550)	$(17,970,175)

Chiron SMid Opportunities Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Foreign exchange contracts	$-	$2,922 $	-	$-	$-	$2,922
Equity contracts	19,725	-	65,028	-	-	84,753
Total	$19,725	$2,922	$65,028	$-	$-	$87,675

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(992,456)	$-	$-	$-	$-	$(992,456)
Foreign exchange contracts	-	613,860	-	(1,892,632)	995,339	(283,433)
Equity contracts	1,629,854		(664,866)	1,364,222	(400,296)	1,928,914
Credit contracts	-	-	1,471,421	-	-	1,471,421
Commodity contracts	(143,805)	-	-	-	-	(143,805)
Total	$493,593	$613,860	$806,555	$(528,410)	$595,043	$1,980,641

Chiron SMid Opportunities Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$-	$-	$(35,902)	$-	$-	$(35,902)
Total	$-	$-	$(35,902)	$-	$-	$(35,902)

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and option contracts activity during the year ended October 31, 2020.

In the Chiron Capital Allocation Fund, for the year ended October 31, 2020, the average market value amount of futures contracts was as follows:

Average Quarterly Market Value Balance Long	$ 71,100,216
Average Quarterly Market Value Balance Short	$(32,789,276)

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

The Chiron SMid Opportunities fund did not hold futures contracts during period ends throughout the year.

For the year ended October 31, 2020, the average market value amount of Total Return swap contracts held by the Funds were as follows:

Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$ 46,495,342
Average Quarterly Market Value Balance Short	$(51,819,127)

Chiron SMid Opportunities Fund

Average Quarterly Market Value Balance Long	$ 256,480
Average Quarterly Market Value Balance Short	$ (215,038)

For the year ended October 31, 2020, the average market value amount of Credit Default swap contracts held by the Funds were as follows:

Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$ —
Average Quarterly Market Value Balance Short	$ (5,173,969)

In the Chiron Capital Allocation Fund, for the year ended October 31, 2020, the average value of purchased and written option contracts held were as follows:

Average Quarterly Market Value Contracts Purchased	$ 422,036
Average Quarterly Market Value Contracts Written	$ (118,066)

5. Offsetting Assets and Liabilities:

The Chiron Capital Allocation Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a

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OCTOBER 31, 2020

counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of October 31, 2020:

Chiron Capital Allocation Fund
Counterparty	Gross Assets - Recognized in the Statements of Assets and Liabilities	Gross Liabilities - Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Swap Contracts	Swap Contracts

Morgan Stanley	$-	$(229,690)	$(229,690)	$120,000	$(109,690)

Total	$-	$(229,690)	$(229,690)	$120,000	$(109,690)

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

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OCTOBER 31, 2020

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund paid $669,893 and $7,264, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Atlantic Fund Services, LLC, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
Chiron Capital Allocation Fund	0.95%
Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% until February 28, 2021 for the Chiron SMid Opportunities Fund. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2021 for the Chiron SMid Opportunities Fund.

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OCTOBER 31, 2020

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

The Chiron Capital Allocation Fund has no contractual expense limitation. As of October 31, 2020, fees for the Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $142,984, $92,619 and $79,282, expiring in 2021, 2022 and 2023, respectively.

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2020, were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Purchases
U.S. Government	$187,168,403	$—
Other	1,414,276,655	7,969,602
Sales
U.S. Government	$710,518,344	$—
Other	1,655,397,478	9,634,380

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

The permanent differences primarily consist of foreign currency gain/loss and reclassification of REIT income to capital gain. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is related to investment in MLPs.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Distributable Earnings	Paid-in-Capital
Chiron SMid Opportunities Fund	$ 17	$(17)

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OCTOBER 31, 2020

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total
Chiron Capital Allocation Fund
2020	$7,925,706	$—	$—	$7,925,706
2019	17,704,694	—	2,427,613	20,132,307
Chiron SMid Opportunities Fund
2020	$51,843	$—	$—	$51,843
2019	233,333	49,995	—	283,328

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Undistributed Ordinary Income	$808,268	$19,658
Capital Loss Carryforwards	(146,431,925)	(483,239)
Other Temporary Differences	(185)	(210)
Unrealized Appreciation (Depreciation)	48,696,819	(17,117)

Total Distributable Earnings (Accumulated Losses)	$(96,927,023)	$(480,908)

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss
Chiron Capital Allocation Fund	$ (146,431,925)	$ —
Chiron SMid Opportunities Fund	(395,911)	(87,328)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales and investments in partnerships which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/Depreciation
Chiron Capital Allocation Fund	$454,874,021	$69,539,374	$(20,842,555)	$48,696,819
Chiron SMid Opportunities Fund	7,944,387	22,490	(39,607)	(17,117)

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OCTOBER 31, 2020

11. Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Asset-Backed Securities Risk (Chiron Capital Allocation Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk (Chiron Capital Allocation Fund) — The Fund may invest in loans through assignments or participations. When investing through an assignment, the Fund becomes a lender under the relevant credit agreement and assumes the credit risk of the borrower directly. When investing through a participation, the Fund assumes the credit risk of both the borrower, which must make interest payments to the participation interest seller, and the participation interest seller (typically the lender), which must pass such payments or portions of such payments to the Fund. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Convertible and Preferred Securities Risk (Chiron Capital Allocation Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade (junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Contingent convertible bonds are typically issued by non-U.S. banks and may be convertible into equity or may be written down if pre-determined triggering events occur, such as a decline in capital thresholds below a specified level occurs. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. The Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

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Credit-Linked Notes Risk (Chiron Capital Allocation Fund) — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Credit Risk (Chiron Capital Allocation Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Depositary Receipt Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. ADRs and GDRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

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Derivatives Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds’ use of futures contracts, forward contracts, options, structured notes and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described below. The Funds’ use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Distressed Securities Risk (Chiron Capital Allocation Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in the Fund’s portfolio, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange Traded Funds Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — When the Funds invest in an Exchange Traded Fund (“ETF”), in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Funds may be subject to additional or different risks than if the Funds had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its NAV, and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

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Extension Risk (Chiron Capital Allocation Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Risk (Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk (Chiron Capital Allocation Fund) — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Growth Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may pursue a “growth style” of investing, meaning that the Funds may invest in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Funds to underperform other funds that use differing investing styles.

High Yield Securities Risk (Chiron Capital Allocation Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Inflation Protected Securities Risk (Chiron Capital Allocation Fund) — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation

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protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Initial Public Offerings Risks (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Funds for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds’ portfolio and may lead to portfolio turnover risk, which is discussed below. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Interest Rate Risk (Chiron Capital Allocation Fund) — The risk that the value of fixed income securities, including U.S. government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Leverage Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the use of leverage may amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Funds management or performance.

Management Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The value of the Funds may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

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Market Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk (Chiron Capital Allocation Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The Funds are subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Funds taxed as ordinary income, which may limit the tax efficiency of the Funds.

Prepayment Risk (Chiron Capital Allocation Fund) — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Asset-Related Securities Risk (Chiron Capital Allocation Fund) — Real assets include properties, natural resources, commodities and infrastructure assets. Investments by the Fund in companies that operate in real asset sectors or companies that invest in real assets may expose the Fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. The Fund may also invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. During periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. Investments in companies

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in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

REITs Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds’ investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Real Estate Industry Risk (Chiron Capital Allocation Fund) — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Exposure Risk (Chiron Capital Allocation Fund) — The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed above.

Small and Medium Capitalization Company Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — The small and medium capitalization companies that the Funds invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (Chiron Capital Allocation Fund) — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

U.S. Government Securities Risk (Chiron Capital Allocation Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Style Risk (Chiron Capital Allocation Fund & Chiron SMid Opportunities Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Funds could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

12. Concentration of Shareholders:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership
Chiron Capital Allocation Fund	4	67%
Chiron SMid Opportunities Fund	2	75%

13. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020

brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2020

We have served as the auditor of one or more investment companies in Chiron Investment Management LLC since 2015.

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OCTOBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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OCTOBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES -- concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Chiron Capital Allocation Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,183.90	1.13%	$6.20
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.46	1.13%	$5.74
Chiron SMID Opportunities Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,195.50	1.20%	$6.62
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.10	1.20%	$6.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
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TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]

WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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OCTOBER 31, 2020 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

None.

None.

None.

None.

None.

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OCTOBER 31, 2020 (Unaudited)

APPROVAL OF INVESTMENTS ADVISORY AGREEMENT

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

On February 28, 2020, Franklin Square Holdings, L.P. (“FSH”) acquired one-hundred percent (100%) of the issued and outstanding equity interests of Chiron Investment Management, LLC, the Funds’ investment adviser (the “Adviser”), from Chiron Global Investors, LLC (the “Transaction”). In anticipation that the Transaction could be deemed to result in a change of control of the Adviser under the 1940 Act, resulting in the assignment, and automatic termination, of the investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Prior Agreement”), a Board meeting was held on December 11-12, 2019 (the “December 2019 Board Meeting”) to decide whether to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser for an initial two-year term (the “New Agreement”).

In preparation for the December 2019 Board Meeting, the Trustees requested that the Adviser and FSH furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Funds submitted to the Board in connection with the December 2019 Board Meeting and other meetings held since the most recent renewal of the Prior Agreement, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the December 2019 Board Meeting and that the Board was being asked to approve the New Agreement with the Adviser as it was expected to exist after the consummation of the Transaction, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the December 2019 Board Meeting and the Adviser as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from the Adviser and FSH regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that the Adviser and FSH were undergoing the Transaction; (ii) the nature, extent and quality of the services to be

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OCTOBER 31, 2020 (Unaudited)

provided by the Adviser under the New Agreement; (iii) FSH’s operations and financial condition and the Adviser’s expected operations within the FSH organization after the Transaction; (iv) the proposed advisory fee to be paid to the Adviser under the New Agreement; (v) the Adviser’s compliance program; and (vi) the Adviser’s investment management personnel.

At the December 2019 Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, FSH and other service providers of the Funds, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; and (iii) the fee to be paid to the Adviser under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by the Adviser that are discussed below; (ii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds, including the quality of the continuing portfolio management personnel, the resources available to the Adviser after the consummation of the Transaction and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and noted that the New Agreement does not materially differ from the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser also was available to the Board. The Trustees also considered other services to be provided to the Funds by the Adviser such as monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Fund by the Adviser under the New Agreement would be satisfactory.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

Investment Performance of the Funds and the Adviser

In connection with its most recent approval of the continuation of the Prior Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Fund’s performance over various time periods. As part of these meetings, the Adviser and its representatives provided information regarding and, as applicable, led discussions of factors impacting, the Adviser’s performance for the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account its consideration of the Adviser’s performance at meetings held prior to the December 2019 Board Meeting. In doing so, the Trustees determined that the Adviser’s performance was satisfactory, or, where the Adviser’s performance was materially below a Fund’s benchmarks and or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve performance. Based on this information and the Adviser’s representation that the portfolio managers for the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for each Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to the Adviser under the New Agreement is the same as the investment advisory fee payable to the Adviser under the Prior Agreement. With respect to profitability and economies of scale, the Board considered the Adviser’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Prior Agreement, but determined that such profitability and economies may change as a result of the changes to the Adviser’s ownership structure and operations that will occur after the consummation of the Transaction. Accordingly, the Trustees did not make any conclusions regarding the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the December 2019 Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

expected to be provided by the Adviser to the Funds and that the appointment of the Adviser and the approval of the New Agreement would be in the best interest of the Funds and their shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously (i) approved (a) the appointment of the Adviser as investment adviser to the Funds, and (b) the New Agreement; and (ii) recommended the approval of the New Agreement to the Fund’s shareholders. In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Renewal of the Investment Advisory Agreement

Pursuant to Section 15 of the 1940 Act, the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 10, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “September 2020 Board Meeting”). The September 2020 Board Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the September 2020 Board Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the September 2020 Board Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the September 2020 Board Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

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Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the September 2020 Board Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the September 2020 Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent Form ADV for the Adviser was available to the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Chiron Capital Allocation Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Chiron Capital Allocation Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable.

The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Chiron SMid Opportunities Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2020 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
Chiron Capital Allocation Fund	0.00%	100.00%	100.00%	58.06%	100.00%	0.00%	23.64%	0.00%	0.00%
Chiron SMid Opportunities Fund	0.00%	100.00%	100.00%	43.16%	43.98%	0.00%	0.64%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

10 East 53rd Street, 20th Floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$78,700
(d)	All Other Fees	None	None	$15,941	None	None	$11,800

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$76,830	None	None	$56,231	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $520,991 and $90,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.